Exhibit 10.11

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of November 21, 2023 by and between ASCENT SPECIAL VENTURES LLC, as collateral agent for the Secured Parties (the “Secured Parties”) described in the Security Agreement defined below (in such capacity, the “Collateral Agent”) and TENON MEDICAL, INC., a Delaware corporation (“Grantor”).

RECITALS

A. Secured Parties have agreed to purchase notes issued by the Grantor (the “Notes”). The Secured Parties are willing to purchase the Notes issued by the Grantor, but only upon the condition, among others, that Grantor shall grant to Collateral Agent, for the benefit of the Secured Parties, a security interest in certain Patents to secure the obligations of Grantor under the Security Agreement.

B. Pursuant to the terms of that certain Security Agreement dated as of the date hereof by Grantor, the Collateral Agent and the Secured Parties (as the same may be amended, modified or supplemented from time to time, the “Security Agreement”; capitalized terms used herein are used as defined in the Security Agreement), Grantor has granted to Collateral Agent, for the benefit of the Secured Parties, a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Security Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations to repay the Notes, Grantor grants and pledges to Collateral Agent, for the benefit of the Secured Parties, a security interest in all of Grantor’s right, title and interest in, to and under its Collateral consisting of intellectual property (including without limitation those patents and trademarks listed on Exhibit A hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof, in all cases, in accordance with the terms of the Security Agreement.

This security interest is granted in conjunction with the security interest granted to Collateral Agent, for the benefit of the Secured Parties, under the Security Agreement. The rights and remedies of Collateral Agent with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and the other Transaction Documents, and those which are now or hereafter available to Collateral Agent, for the benefit of the Secured Parties, as a matter of law or equity. Each right, power and remedy of Collateral Agent provided for herein or in the Security Agreement or any of the Transaction Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Collateral Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Security Agreement or any of the other Transaction Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Secured Party, of any or all other rights, powers or remedies.

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IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

TENON MEDICAL, INC.

By:	/s/ Steven M. Foster
Name:	Steven M. Foster
Title:	President & CEO

COLLATERAL AGENT:

ASCENT SPECIAL VENTURES LLC

By:	/s/ Steve Hochberg
Name:	Steve Hochberg
Title:	Managing Partner

EXHIBIT A

Patents and Trademarks

Patents and Patent Applications

●	Total issued U.S. and foreign patents: 8

U.S.: 4

○	U.S. Pat. No. 9,492,284 (System for Sacro-iliac Stabilization)
○	U.S. Pat. No. 11,147,675 (System for Sacro-iliac Stabilization)
○	U.S. Pat. No. 11,273,042 (Method for Sacro-iliac Stabilization)
○	U.S. Pat. No. D951,455 (Sacroiliac Joint Stabilization Prosthesis)

Foreign: 4

○	Australia Pat No. 2015261589 (System for Sacro-iliac Stabilization)
○	Canada Pat. No. 2806755 (System for Sacro-iliac Stabilization)
○	Israel Pat. No. 224414 (System for Sacro-iliac Stabilization)
○	Japan Pat. No. 7108488 (System for Sacro-iliac Stabilization)

●	Total pending U.S. and foreign/international patent applications: 23

U.S.: 18

○	U.S. App. No. 17/833,987 (Methods for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/749,199 (Methods for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/740,568 (Methods for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/463,779 (Methods for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/903,527 (Systems for Sacroiliac Joint Stabilization)
○	U.S. App. No. 18/240,197 (Systems for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/833,960 (Systems for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/833,098 (Systems for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/463,831 (Systems for Sacroiliac Joint Stabilization)
○	U.S. App. No. 17/469,132 (Sacroiliac Joint Stabilization Prostheses)
○	U.S. App. No. 17/468,811 (Sacroiliac Joint Stabilization Prostheses)
○	U.S. App. No. 17/899,693 (Sacroiliac Joint Stabilization Prostheses)
○	U.S. App. No. 18/107,563 (Sacroiliac Joint Stabilization Prostheses)
○	U.S. App. No. 17/834,223 (Prostheses for Stabilizing Bone Structures)
○	U.S. App. No. 17/834,392 (Methods for Stabilizing Bone Structures)
○	U.S. App. No. 17/899,926 (Systems, Apparatus and Methods for Stabilizing Bone Structures)
○	U.S. App. No. 17/903,310 (Multi-Function Bone Structure Prostheses)
○	U.S. App. No. 17/972,785 (Multi-Member Bone Structure Prostheses)

Exhibit A - 1

Foreign/International: 5

○	Brazil Pat. App. No. BR112013002081-4 (System for Sacro-iliac Stabilization)
○	EC Pat. App. No. 17211157.7 (System for Sacro-iliac Stabilization)
○	PCT App. No. PCT/US23/31567 (Systems, Apparatus and Methods for Stabilizing Bone Structures)
○	PCT App. No. PCT/US23/31978 (Multi-Function Bone Structure Prostheses)
○	PCT App. No. PCT/US23/34825 (Multi-Member Bone Structure Prostheses)

Trademarks

●	Total registered U.S. and foreign trademarks: 15

U.S.: 9

○	U.S. Reg. No. 6,548,539

○	U.S. Reg. No. 6,818,582 (TENON MEDICAL®)
○	U.S. Reg. No. 6,548,536 (PiSIF®)
○	U.S. Reg. No. 6,548,537 (CAT PiSIF®)
○	U.S. Reg. No. 6,874,154 (ETAD®)
○	U.S. Reg. No. 6,532,467 (POSTERIOR INFERIOR SACROILIAC FUSION®)
○	U.S. Reg. No. 6,874,155 (CAT SIJ FUSION SYSTEM®)
○	U.S. Reg. No. 7,131,683 (CATAMARAN®)
○	U.S. Reg. No. 7,131,900 (CATAMARAN SIJ FUSION SYSTEM®)

Foreign: 6

○	European Community Reg. No. 018521891

Exhibit A - 2

○	United Kingdom Reg. No. 00003727750

○	Australia Reg. No. 2197229 (CATAMARAN)
○	European Community Reg. No. 018521875 (CATAMARAN)
○	United Kingdom Reg. No. 00003727772 (CATAMARAN)

○	Japan Reg. No. 6524502 (CATAMARAN)

●	Total pending U.S. trademark applications: 9

U.S.: 9

○	U.S. App. No. 97483290 (CATAMARAN SIJ FIXATION SYSTEM™)
○	U.S. App. No. 97516304 (CAT SIJ FIXATION SYSTEM™)
○	U.S. App. No. 97624262 (CATAMARAN SACROILIAC JOINT TRANSFIXATION DEVICE™)
○	U.S. App. No. 97624266 (CATAMARAN INFERIOR POSTERIOR FUSION™)
○	U.S. App. No. 97624386 (CATAMARAN INFERIOR POSTERIOR FUSION SYSTEM™)
○	U.S. App. No. 97624387 (CATAMARAN INFERIOR POSTERIOR TRANSFIXATION DEVICE™)
○	U.S. App. No. 97679880 (CATAMARAN TRANSFIXATION FUSION SYSTEM™)
○	U.S. App. No. 97679896 (CATAMARAN TRANSFIXATION FUSION DEVICE™)
○	U.S. App. No. 97679932 (CATAMARAN SIJ TRANSFIXATION FUSION DEVICE™)

Exhibit A - 3